WEBSTER FINANCIAL
                                   CORPORATION
                                [GRAPHIC OMITTED]



                      ACQUISITION OF EAGLE FINANCIAL CORP.


                                OCTOBER 27, 1997
                                  1:15 PM (EST)

                         CONFERENCE CALL: (800) 289-0495
                               ACCESS CODE: 394366
           TAPED RE-BROADCAST: (888) 567-0738 (AVAIL. UNTIL 10/30/97)

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DISCLAIMER
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This  presentation  contains  forward  looking  statements  with  respect to the financial  condition,  results of operations  and business of Webster  Financial
Corporation   and,   assuming  the   consummation  of  the  merger,  a  combined
Webster/Eagle including statements relating to: (a) the cost savings and accretion to reported earnings that will be realized from the merger; (b) the impact on revenues of the merger; and (c) the restructuring charges expected to be incurred in connection with the merger. These forward looking statements involve certain risks and uncertainties. Factors that may cause actual results to differ materially from those contemplated by such foward looking statements include, among others, the following possibilities: (1) expected cost savings from the merger cannot be fully realized or realized within the expected time
frame;  (2)  revenues  following  the  merger  are  lower  than  expected;   (3)
competitive pressure among depository institutions increases significantly; (4) costs or difficulties related to the integration of the business of Webster Financial Corporation and Eagle Financial Corporation are greater than expected;
(5) changes in the interest rate environment reduce interest margins; (6) general economic conditions, either nationally or in Connecticut, are less favorable than expected; or (7) legislation or regulatory changes adversely affect the businesses in which the combined company would engage.


                                       1

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TRANSACTION SUMMARY
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TRANSACTION TYPE:                                Stock-for-stock exchange

FIXED EXCHANGE RATIO:                            0.840

ACCOUNTING TREATMENT:                            Pooling-of-interests

IMPLIED TRANSACTION PRICE:                       $55.44 PER SHARE ($54.44(a))

IMPLIED AGGREGATE TRANSACTION VALUE:             $362 million(a)

TRANSACTION MULTIPLES:

     PRICE/BOOK VALUE                             2.50x

     PRICE/1998 EPS                               18.97x

     PRICE/1998 CASH EPS                          16.43x

     PRICE/1998 ADJUSTED CASH EPS(b)              11.67x

----------
(a) Calculated using Webster closing stock price of $66.00 on October 24, 1997 and adjusted to reflect cost of 222,970 Eagle shares already owned by Webster.
(b) Adjusted to reflect transaction synergies equal to 45% of Eagle's 1998 estimated G&A expense base.


                                       2

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TRANSACTION SUMMARY
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WALKAWAY:                     Eagle has the right to terminate  the  transaction
                              if Webster's stock price falls both by more than 20% on an absolute basis and 15% compared to an index unless Webster exercises its right to "top up"

OPTION AGREEMENT:             Eagle has granted Webster a 19.9% option at $41.25
                              per share exercisable under certain conditions

BOARD REPRESENTATION:         Webster's  Board  expanded  to add three  existing
                              Eagle board members

EXPECTED CLOSING:             First quarter 1998


PRE-TAX COST SAVINGS:         $14.3  million,  or 45% of Eagle's  estimated 1998
                              G&A expenses, with 75% achieved in 1998

IMPACT ON PROJECTED EPS:

     1998 Accretion                3.6%
     1999 Accretion                5.3%

ACQUISITION CHARGE:           $18.9 million pre-tax, $13.3 after-tax


                                       3

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TRANSACTION HIGHLIGHTS
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o    In-market transaction offering significant cost savings

o    Strong EPS accretion in 1998 and beyond

o    Marginally dilutive to stated and tangible book value

o    Significantly enhances banking franchise:

     o    Meaningful market share gains in Hartford and Litchfield Counties

     o Leading Connecticut based bank with $5.6 billion in deposits in 114 branch offices (before consolidation)

o    Improves projected returns on assets and equity

o    Improves capital ratios

o    Compatible strategies and operations



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CONNECTICUT BRANCH NETWORK
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                               [GRAPHIC OMITTED]










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CREATES LEADING CONNECTICUT BASED BANK
--------------------------------------------------------------------------------

                                                    TOTAL        MARKET         NUMBER OF
RANK           COMPANY             TYPE           DEPOSITS       SHARE          BRANCHES
-----  ----------------------  -------------  --------------  ------------    ------------

1      Fleet Financial Group        Bank        $13,043,362     23.75%               175

       ------------------------------------------------------------------------------------
       WEBSTER/EAGLE PRO FORMA      THRIFT        5,918,294     10.78                114
       ------------------------------------------------------------------------------------

2      Peoples Bank, MHC            Thrift        5,702,947     10.38                105

3      First Union Corp             Bank          4,707,682      8.57                108

4      Webster Financial Corp       Thrift        4,534,248      8.26                 83

5      BankBoston Corporation       Bank          3,123,764      5.69                 62

6      Chase Manhattan Corporation  Bank          1,695,309      3.09                 49

7      News Haven SB                Thrift        1,591,000      2.90                 31

8      Citizens Financial Group     Thrift        1,468,581      2.67                 38

9      Eagle Financial Corporation  Thrift        1,384,046      2.52                 28

10     Hubco, Inc.                  Bank          1,180,781      2.15                 31

       Total (83 Institutions)                   54,925,085                        1,138

----------
Source: SNL Securities. Deposits as of June 30, 1996, pro forma for pending acquisitions.


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PROVIDES ADDITIONAL STRENGTH IN HARTFORD COUNTY
--------------------------------------------------------------------------------


                                                    TOTAL        MARKET         NUMBER OF
RANK           COMPANY             TYPE           DEPOSITS       SHARE          BRANCHES
-----  ----------------------  -------------  --------------  ------------    ------------


1      Fleet Financial Group        Bank        $6,767,884      38.06%               53

       ------------------------------------------------------------------------------------
       WEBSTER/EAGLE PRO FORMA      THRIFT       3,084,001      17.35                70
       ------------------------------------------------------------------------------------

2      Webster Financial Corp       Thrift       1,969,808      11.08                48

3      BankBoston Corporation       Bank         1,893,960      10.65                31

4      Eagle Financial Corporation  Thrift       1,114,193       6.27                22

5      American SB                  Thrift       1,014,573       5.71                11

6      Mechanics SB                 Thrift         644,483       3.62                14

7      Connecticut Bancshares, MHC  Thrift         627,735       3.53                13

8      Peoples Bank, MHC            Thrift         589,439       3.31                19

9      N.E. Community Bancorp       Bank           486,530       2.74                13

10     First FS&LA, East Hartford   Thrift         440,618       2.48                 9


       Total (33 Institutions)                $17,783,085                           288

----------
Source: SNL Securities. Deposits as of June 30, 1996, pro forma for pending acquisitions.


                                       7

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OBTAIN NUMBER ONE POSITION IN LITCHFIELD COUNTY
--------------------------------------------------------------------------------

                                                      TOTAL        MARKET         NUMBER OF
RANK           COMPANY               TYPE           DEPOSITS       SHARE          BRANCHES
-----  ------------------------  -------------  --------------  ------------    ------------

       --------------------------------------------------------------------------------------
       WEBSTER/EAGLE PRO FORMA        THRIFT         401,410      14.12%                8
       --------------------------------------------------------------------------------------
1      Torrington SB                Thrift           376,283      13.24                 4

2      Eagle Financial Corporation  Thrift           261,777       9.21                 5

3      Thomaston SB                 Thrift           238,144       8.38                 5

4      Fleet Financial Group        Bank             208,928       7.35                 6

5      First Union Corp.            Bank             206,776       7.27                 4

6      BankBoston Corporation       Bank             194,187       6.83                 6

7      Newmil Bancorp               Thrift           179,206       6.30                10

8      New Milford B&T Co.          Bank             176,213       6.20                 5

9      First Litchfield Financial
         Corp.                      Bank             150,519       5.30                 5

10     Salisbury B&T Co.            Bank             141,401       4.97                 2

11     Webster Financial Corp.      Thrift           139,633       4.91                 3

       Total (24 Institutions)               $2,842,539                                83



----------
Source:  SNL Securities.  Deposits as of June 30, 1996, pro forma for pending acquisitions.


                                       8

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SUMMARY PRO FORMA BALANCE SHEET
--------------------------------------------------------------------------------
(dollars in thousands)

                                WEBSTER                           EAGLE
                     --------------------------------  -----------------------------
                       At 9/30/97      Adjustments(a)   At 9/30/97    Adjustments(b)
                                                                                        Webster
                                                                                       Pro Forma
                     -------------    ---------------  -----------   ---------------  -----------
Cash & Securities     $2,833,670        $  16,373      $  895,429      ($7,760)        $3,737,712

Loans, Net             3,732,498               --       1,128,381           --          4,860,879

Intangibles               50,525               --          29,574           --             80,099

Other Assets             194,321               --          43,795           --            238,116
                      ----------        ---------      ----------    ---------        -----------

Total Assets          $6,811,014           16,373       2,097,179      ($7,760)        $8,916,806
                      ----------        ---------      ----------    ---------        -----------


Total Deposits        $4,265,011               --      $1,353,274           --         $5,618,285

Borrowings             2,011,466               --         521,423           --          2,532,889

Other Liabilities         70,953               --          29,154           --            100,107
                      ----------        ---------      ----------    ---------        -----------
Total Liabilities      6,347,430               --       1,903,851           --          8,251,281

Capital Securities       100,000               --          48,627           --            148,627
Total Equity             363,584           16,373         144,701       (7,760)           516,898
                      ----------        ---------      ----------    ---------        -----------

Total Liabilities
  & Equity            $6,811,014        $  16,373      $2,097,179      ($7,760)        $8,916,806
                      ==========        =========      ==========      =======         ==========


----------
(a) Webster's current ownership in Eagle ($5.7MM) retired as treasury stock and earnings to close.
(b) Additional costs related to the acquisition net of taxes and earnings to close.


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KEY RATIOS (a)
--------------------------------------------------------------------------------

                                             WEBSTER(b)         EAGLE         PRO FORMA(c)
                                             ----------         -------       ------------
CAPITAL ADEQUACY
     Total Equity / Assets                      5.57%            6.55%             5.80%
     Tang. Common Equity / Tang. Assets         4.86             5.21              4.94
     Intangibles / Equity                      13.30            21.60             15.50

ASSETS QUALITY
     NPL's / Loans                              1.01%            0.39%             0.87%
     NPA's / Assets                             0.72             0.39              0.64
     Reserves / NPL's                         136.60           218.07            145.14
     Reserves / NPA's                         106.07           118.62            107.93
     Reserves / Loans                           1.38             0.86              1.26

----------

(a) Webster and Eagle are adjusted for projected earnings to close. Earnings are based on First Call mean estimates
(b) Webster's current ownership in Eagle retired as treasury stock and earnings to close.
(c)  Adjusted for pre-tax restructuring charge of $18.9 million.



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PROJECTED COST SAVINGS
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(dollars in thousands)


                                     PROJECTED SAVINGS
                                   ----------------------
                                    1998           1999
                                   ------         ------
OPERATING EXPENSES
-----------------------
Compensation & Benefits             $ 4.2         $ 5.6
Occupancy & Equipment                 1.0           1.4
Other Operating Expenses              5.5           7.3
                                   -------        ------
     Total                          $10.7         $14.3


---------------------------------------------------------
Costs Savings as a % of Eagle's
Projected Operating Expenses         33.75%        45.0%
----------------------------------------------------------


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SOURCES OF REVENEUE GROWTH
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o    Numerous opportunities exist to increase revenue:

     \
     /    COMMERCIAL BANKING

     \
     /    INVESTMENT PRODUCTS

     \
     /    GOVERNMENT FINANCE

     \
     /    CASH MANAGEMENT

     \
     /    TRUST

     \
     /    CREDIT / DEBIT CARDS


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SUMMARY EPS IMPACT(a)
--------------------------------------------------------------------------------
(dollars in millions, except per share amounts)

                                           1998                     1999
                                   -------------------       -------------------
                                   TOTAL     PER SHARE       TOTAL     PER SHARE
                                   -----     ---------       -----     ---------
Webster Adjusted Net Income(b)     $58.9     $4.22           $64.7     $4.64
Projected Eagle Net Income(c)       18.9      2.87            20.8      3.16
Projected After Tax Synergies        6.7         -             9.0         -
                                   -----     ---------       -----     ---------
Pro Forma Net Income               $84.5     $4.37           $94.5     $4.89
                                   =====     =========       =====     =========

--------------------------------------------------------------------------------
Accretion                                     3.6%                      5.3%
--------------------------------------------------------------------------------

----------
(a) The following analysis reflects Webster's fully-diluted shares outstanding of 13,945,630 and Eagle's fully-diluted shares outstanding of 6,593,642 (assuming an exchange ratio of 0.840) and Webster Pro Forma fully-diluted shares outstanding of 19,339,043.
(b) Webster's earnings estimates are based on First Call estimates for 1998 and grown at 10% for 1999. Earnings have been adjusted to reflect the elimination of dividend income received from Webster's pre-acquisition ownership in Eagle.
(c) Eagle's earnings estimates are based on First Call estimates for 1998 and grown at 10% for 1999.


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IMPROVES PROFITABILITY
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                                        LASTEST QUARTER ENDED 9/30/97
                                        -----------------------------
                                        WEBSTER   EAGLE     PRO FORMA(a)
                                        -------   -----     ---------
Efficiency Ratio                        51.86%    49.32%    46.56%
Return on Equity (annualized)           16.72%    12.18%    17.71%
Return on Assets (annualized)            0.90%     0.84%     0.99%


----------
(a) Pro Forma income ratios reflect the combined results plus the full effect of transaction synergies and restructuring charge.


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ESTIMATED COSTS RELATED TO ACQUISITION
--------------------------------------------------------------------------------
(dollars in millions)


                                             PRE-TAX        AFTER TAX
                                             -------        ---------
CREDIT RELATED                                $ 1.5          $ 0.9
MERGER RELATED COSTS:
     Employee Related                           8.7            5.5
     Property, Furniture & Fixtures             2.0            1.3
     Fees and Other Conversion Costs            6.7            5.6
                                             -------        ---------
TOTAL COSTS RELATED TO ACQUISITION            $18.9          $13.3
                                             =======        =========


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EXTENSIVE ACQUISITION EXPERIENCE
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o    Since 1991, Webster has completed nine acquisitions:


                                                                ASSETS
          DATE                                                 ACQUIRED
        --------                                          -------------------
          1991      Suffield Bank                           $  264 million
          1992      First Constitution Bank                  1,100
          1993      Bristol Savings Bank                       504
          1994      Shoreline Bank & Trust Co.                  51
          1995      Shelton Bancorp                            295
          1996      Shawmut Branch Purchase                    850
          1997      DS Bancor                                1,260
          1997      People's Savings Financial                 464
          1997      Sachem Trust National Association           NM

o    Webster expects to fully consolidated Eagle within 30 days of closing


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SUMMARY
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     o    In-market transaction offering significant cost savings

     o    Highly accretive to earnings

     o    Significantly improves profitability

     o    Strengthens retail banking franchise



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                                    EXHIBITS

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PRO FORMA LOAN BREAKDOWN
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Source: Company financial reports as of September 30, 1997.


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PRO FORMA DEPOSIT MIX
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----------
Source: Company financial reports as of September 30, 1997.